Exhibit 10.1

SECOND EXTENSION AGREEMENT TO

JOINT DEVELOPMENT AND LICENSE AGREEMENT

This SECOND EXTENSION AGREEMENT TO JOINT DEVELOPMENT AND LICENSE AGREEMENT (the “Second Extension”) is entered into as of March 31, 2010, by and among BP Biofuels North America LLC, a Delaware limited liability company (“BP”), Verenium Biofuels Corporation, a Delaware corporation (“Verenium”), and Galaxy Biofuels LLC, a Delaware limited liability company (“Galaxy”), each of which is referred to herein individually as a “Party,” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Parties have entered into a Joint Development and License Agreement effective as of August 1, 2008 (the “JDLA”), pursuant to which BP and Verenium are conducting the Joint Development Program and the JDP Plan;

WHEREAS, under the JDLA, the Initial JDP Term was to have expired on February 1, 2010;

WHEREAS, pursuant to that certain Amendment No. 1 To Joint Development Agreement dated January 31, 2010 (“Amendment No. 1”), the Parties extended the JDP Term until 12:01 am (Central Time) on March 1, 2010 in order to continue the Joint Development Program (“JDP”);

WHEREAS, pursuant to the Extension Agreement to Joint Development and License Agreement dated February 26, 2010 (the “Extension”), by and among the Parties, the JDP Term was further extended until 12:01 am (Central Time) on April 1, 2010 in order to continue the JDP; and

WHEREAS, the Parties desire to further extend the JDP Term in order to further continue the JDP on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

12. Incorporation of Recitals; Definitions. The foregoing recitals are hereby incorporated into this Amendment and made a part hereof. Capitalized terms used herein shall have the same meaning as set forth in the JDLA, as amended by Amendment No. 1 and the Extension, unless otherwise indicated herein.

13. JDP Term Extension. In accordance with Section 11.1.1 of the JDLA, as amended pursuant to Section 2 of Amendment No. 1 and extended pursuant to Section 2 of the Extension, the Parties hereby agree to further extend the JDP Term until 12:01 am (Central Time) on August 1, 2010 (“Second Extended Term”). For the avoidance of doubt, the Parties hereby acknowledge and agree that this Second Extension shall not amend or extend the Initial JDP Term.

14. Continuation of Work During Extended Term. BP hereby agrees to pay Verenium the sum of $2,500,000, or such larger amount as BP may determine in its sole discretion, in cash, on the fifth business day of each month of the Second Extended Term, for the continued performance of Verenium’s obligations under the JDP during the Second Extended Term. The Parties agree that the JDP Plan, as amended pursuant to Amendment No. 1, the Extension and this Second Extension, will include such services as BP and Verenium may agree in writing from time to time.

15. Termination Rights. Either Party shall have the right at any time, with or without cause, to terminate this Second Extension upon the provision of written notice of termination to the other Party, with such termination to be effective 10 business days after the date of delivery of such notice by the terminating Party to the other party. Early termination of the Second Extension Term will not entitle either Party to any refund of any payments made by a Party in connection with funding of the JDP.

16. No Waiver of Rights Pursuant to the JDP. BP and Verenium have not waived, and do not intend to waive, any of their respective rights or remedies under (a) the JDLA, (b) Amendment No. 1, (c) the Extension, (d) the JDP, (e) that certain letter dated August 5, 2008 from Verenium to BP setting forth, among other items, the JDP Plan, (f) that certain letter dated as of even date herewith from BP to Verenium, or (g) the Operating Agreement of Galaxy (dated and effective August 1, 2008) (the “Operating Agreement”) (collectively “Galaxy Agreements”). By entering into this Second Extension and agreeing to the Second Extended Term, BP and Verenium agree that neither BP nor Verenium is waiving any of its rights or remedies under any one or all of the Galaxy Agreements, at law or in equity, and that neither of them shall be prejudiced in any way as the result of entering into this Second Extension and agreeing to the Second Extended Term.

17. Representations and Warranties. Each of the Parties represents and warrants to the other Parties that each of the undersigned has the authority to act on behalf of such Party, to execute and deliver this Second Extension on behalf of such Party, and to bind such Party to the terms and conditions of this Second Extension. None of the Parties has relied upon any representations or statements made by any other Party with respect to this Second Extension which are not specifically set forth in this Second Extension.

18. Governing Law. This Second Extension will be governed and construed in accordance with the laws of the State of New York, United States of America, to the exclusion of both its principles and rules on conflicts of laws and the provisions of the United Nations Convention on Contracts for the International Sale of Goods.

19. Amendment and Waiver. This Second Extension may be amended only by a written agreement signed by the Parties to be charged with any such amendment. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay in exercising any right, power or privilege under this Second Extension will operate as a waiver of such right, power or privilege, and no single or partial excuse of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or any other right, power or privilege.

20. Effect of Second Extension; Entire Agreement. As amended by Amendment No. 1, the Extension and this Second Extension, all of the terms and conditions of each of the Galaxy Agreements shall remain unchanged and in full force and effect. The Parties acknowledge and agree that in the event of any conflict between the terms of this Second Extension and the terms of the Galaxy Agreements, the terms of this Second Extension shall govern. This Second Extension, together with the Galaxy Agreements, contains the entire agreement and understanding between the Parties respecting the subject matter hereof, and supersedes all prior and contemporaneous agreements, statements, understandings, terms, conditions, negotiations, representations and warranties, whether written or oral, made by and among the Parties concerning the matters covered by this Second Extension.

21. No Presumption Against Drafter. Each of the Parties has jointly participated in the negotiation and drafting of this Second Extension. In the event of an ambiguity or a question of intent arises, this Second Extension shall be construed as if drafted jointly by each of the Parties and no presumptions or burdens of proof shall arise favoring any Party by virtue of authorship of any of the provisions of this Second Extension.

22. Counterparts; Electronic Transmission. This Second Extension may be executed in one or more counterparts, none of which need contain the signatures of each of the parties and each of which shall be deemed an original. The Parties may deliver executed signature pages to this Second Extension by facsimile or e-mail transmission. No Party shall raise as a defense to the formation or enforceability of this Second Extension as a contract, and each Party forever waives any such defense, either (i) the use of facsimile or e-mail transmission to deliver a signature or (ii) the fact that any signature was signed and subsequently transmitted via facsimile or e-mail transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Second Extension as of the date first set forth above.

BP BIOFUELS NORTH AMERICA LLC

By:	/s/ Susan Ellerbusch
Name:	Susan Ellerbusch
Title:	Authorized Signatory

VERENIUM BIOFUELS CORPORATION

By:	/s/ Carlos A. Riva
Name:	Carlos A. Riva
Title:	President

GALAXY BIOFUELS LLC Verenium Biofuels Corporation, its member

By:	/s/ Carlos A. Riva
Name:	Carlos A. Riva
Title:	President

BP Biofuels North America LLC, its member

By:	/s/ Susan Ellerbusch
Name:	Susan Ellerbusch
Title:	Authorized Signatory